SEASONS SERIES TRUST
Supplement to the Summary Prospectus Dated May 2, 2011
Effective January 1, 2012, Large Cap Growth Portfolio (the “Portfolio”). In the Portfolio Summary, in the Investment Adviser section, with regard to Goldman Sachs Asset Management, L.P. (“GSAM”) all reference to David G. Shell, CFA is deleted in its entirety and supplemented with the following:

	Portfolio Manager of
Name	the Portfolio Since	Title
Joseph B. Hudepohl, CFA	2012	Managing Director and Portfolio Manager - Strategic Growth
Timothy M. Leahy, CFA	2012	Managing Director and Portfolio Manager - Strategic Growth
Date:      January 3, 2012
Versions:       Combined Master (Summary)